UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

MIRA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41765	85-3354547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Brickell Avenue, Suite 1950 #1183
Miami, Florida 33131
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 432-9792

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MIRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

MIRA Pharmaceuticals Announces FDA Clearance of IND for Ketamir-2, Enabling U.S. Clinical Trials in Neuropathic Pain

Oral, non-opioid drug candidate advancing through Phase 1 and nearing completion of the single ascending dose (SAD) portion as the Company prepares to launch U.S. Phase 2a by year-end

MIRA Pharmaceuticals, Inc. (NASDAQ: MIRA) announced that the U.S. Food and Drug Administration (FDA) has cleared its Investigational New Drug (IND) application for Ketamir-2, the Company’s novel oral NMDA receptor antagonist for the treatment of neuropathic pain. The clearance enables MIRA to initiate U.S.-based clinical trials.

The IND submission included preclinical data demonstrating potent analgesic effects and a favorable safety profile across validated models of diabetic, chemotherapy-induced, and nerve ligation-associated neuropathy. Ketamir-2 showed superior efficacy to gabapentin and pregabalin in head-to-head studies and no evidence of ketamine-associated neurotoxicity.

Ketamir-2 achieved good oral bioavailability and efficient blood-brain barrier penetration, supported by its non-P-gp substrate status. Preclinical studies further showed antidepressant- and anxiolytic-like effects with no dissociative or psychotomimetic side effects.

The Company is nearing completion of the single ascending dose (SAD) portion of its international Phase 1 trial and is preparing to initiate the multiple ascending dose (MAD) portion. MIRA plans to initiate its U.S.-based Phase 2a efficacy trial in the fourth quarter of 2025.

In addition, MIRA continues to advance two other key programs. The Company’s planned acquisition of SKNY Pharmaceuticals, Inc. remains on track, with SKNY-1 showing robust preclinical efficacy in obesity and nicotine craving models, as well as reversal of anxiety-like behavior. Separately, MIRA-55, an oral cannabinoid analog, has demonstrated comparable efficacy to morphine in inflammatory pain models and is under evaluation for further development.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRA PHARMACEUTICALS, INC.

Dated: July 28, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer